Exhibit 10.2

SERIES A SENIOR SECURED CONVERTIBLE DEBENTURE

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS CONVERTIBLE DEBENTURE SHOULD CAREFULLY REVIEW THE TERMS OF THIS CONVERTIBLE DEBENTURE, INCLUDING SECTIONS 3(c)(iii) AND 14(a) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS CONVERTIBLE DEBENTURE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(c)(iii) OF THIS CONVERTIBLE DEBENTURE.

THE HOLDER OF THE SECURITIES REPRESENTED HEREBY MUST NOT TRADE THE SECURITIES IN OR FROM A JURISDICTION OF CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER THE COUNTER MARKETS ARE MET.

NAKED BRAND GROUP, INC.

6% SENIOR SECURED CONVERTIBLE DEBENTURE

Issuance Date: June 10, 2014	Original Principal Amount: U.S. $425,000

FOR VALUE RECEIVED, Naked Brand Group, Inc., a Nevada corporation (the “Company” or “Maker”), hereby promises to pay to the order of CAROLE HOCHMAN or its registered assigns (“Holder”) the amount set out above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the “Principal”) when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at the applicable Interest Rate (as defined below) from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon the Maturity Date, or acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This 6% Senior Secured Convertible Debenture (including any 6% Senior Secured Convertible Debenture issued in exchange, transfer or replacement hereof, this (“Convertible Debenture”) is one of an issue of 6% Senior Secured Convertible Debentures issued pursuant to the Subscription Agreement (as defined below) on the Initial Closing Date (as defined below) (collectively, the “Other Convertible Debentures”) and such other 6% Senior Secured Convertible Debentures, if any, that have been issued pursuant to the Subscription Agreement on one or more Additional Closing Dates that is not the Issuance Date (collectively, the “Additional Convertible Debenture”), and together with the Other Convertible Debentures, the (“Convertible Debenture”). Certain capitalized terms used herein are defined in Section 20.

1.           PAYMENTS OF PRINCIPAL. On June 10, 2017 (the “Maturity Date”), the Company shall pay to the Holder an amount in cash representing all the outstanding Principal, accrued and unpaid Interest and accrued and unpaid late charges on such Principal and Interest. The Company may not prepay any portion of the Convertible Debenture.

2.           INTEREST; INTEREST RATE. (a) Interest on this Convertible Debenture shall commence accruing on the Issuance Date and shall be computed on the basis of a 360-day year and twelve 30-day months, on any outstanding Principal at the Interest Rate payable semi-annually beginning from the first such semi-annually date after the Issuance Date, on each conversion date (as to that principal amount then being converted) and on the Maturity Date (each, an “Interest Date”). Interest shall be payable on each Interest Date, to the Holder on the applicable Interest Date, in shares of Common Stock (“Interest Shares”) so long as there has been no Equity Conditions Failure; provided however, that the Company may, at its option following written notice to the Holder, pay Interest on any Interest Date in cash (“Cash Interest”) or in a combination of Cash Interest and Interest Shares. The Company shall deliver a written notice (each, an “Interest Election Notice”) to each holder of the Convertible Debentures on or prior to the Interest Notice Due Date (the date such notice is delivered to all of the holder, the “Interest Notice Date”) which notice (i) either (A) confirms that Interest to be paid on such Interest Date shall be paid entirely in Interest Shares or (B) elects to pay Interest as Cash Interest or a combination of Cash Interest and Interest Shares and specifies the amount of Interest that shall be paid as Cash Interest and the amount of Interest, if any, that shall be paid in Interest Shares and (ii) if the Company is paying all or any portion of Interest in Interest Shares, certifies that there has been no Equity Conditions Failure. If an Equity Conditions Failure has occurred as of the Interest Notice Date, then unless the Company has elected to pay such Interest as Cash Interest, the Interest Election Notice shall indicate that unless the Holder waives the Equity Conditions Failure, the Interest shall be paid as Cash Interest. Notwithstanding anything herein to the contrary, if no Equity Conditions Failure has occurred as of the Interest Notice Date but an Equity Conditions Failure occurs at any time prior to the Interest Date, (A) the Company shall provide the Holder a subsequent notice to that effect and (B) unless the Holder waives the Equity Conditions Failure, the Interest shall be paid as Cash Interest. Interest to be paid on an Interest Date in Interest Shares shall be paid in a number of fully paid and non-assessable shares (rounded to the nearest whole share in accordance herewith) of Common Stock equal to the quotient of (1) the amount of Interest payable on such Interest Date less any related Cash Interest paid on such Interest Date and (2) the Conversion Price in effect on the applicable Interest Date.

(b)           Intentionally Left Blank

(c)           Prior to the payment of Interest on an Interest Date, Interest on this Convertible Debenture shall accrue at the Interest Rate and be payable by way of inclusion of the Interest in the Conversion Amount on each Conversion Date in accordance herewith. From and after the occurrence and during the continuance of any Event of Default, the Interest Rate shall automatically be increased to fifteen percent (15.0%). In the event that such Event of Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the calendar day immediately following the date of such cure; provided that the Interest as calculated and unpaid at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of such cure of such Event of Default. The Company shall pay any and all stamp, issuance and similar taxes that may be payable with respect to the issuance and delivery of Interest Shares.

3.           CONVERSION OF CONVERTIBLE DEBENTURE. This Convertible Debenture shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock, on the terms and conditions set forth in this Section 3.

(a)           Conversion Right. Subject to the provisions of this Section 3, at any time the Holder shall be entitled to convert a minimum of twenty-five percent (25%) of the Original Principal Amount of this Convertible Debenture plus any accrued or unpaid Interest and unpaid late charges (or such amount as is then outstanding) into validly issued, fully paid and non-assessable shares of Common Stock in accordance with this Section 3, at the Conversion Rate. Notwithstanding the foregoing, the immediately preceding sentence shall not be applicable to a Holder who purchased $250,000 or more aggregate principal amount of Convertible Debentures. The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all stamp, issuance and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

(b)           Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the “Conversion Rate”). For the purposes of this Convertible Debenture, the following terms shall have the following meanings:

(i)           “Conversion Amount” means the portion of the Principal to be converted, redeemed or otherwise with respect to which this determination is being made, plus all accrued and unpaid Interest with respect to such portion of the Principal and accrued and unpaid late charges with respect to such portion of such Principal and such Interest; and.

(ii)           “Conversion Price” means, as of any Conversion Date or other date of determination (x) $0.075 per share (subject to adjustment as provided herein). For the avoidance of doubt, the Conversion Price shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction during the applicable calculation period.

(c)           Mechanics of Conversion.

(i)           Optional Conversion. To convert any Conversion Amount into shares of Common Stock on any date (each, a “Conversion Date”), the Holder shall deliver, pursuant to Section 20, for receipt on or prior to 5:30 p.m., New York time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company and/or such other person as the Company may from time to time direct. To effect conversions hereunder, the Holder shall not be required to physically surrender this Convertible Debenture to the Company unless the entire principal amount of this Debenture, plus all accrued and unpaid interest thereon, has been so converted. Conversion hereunder shall have the effect of lowering the outstanding principal amount of this Convertible Debenture in an amount equal to the applicable conversion. No later than three (3) Business Days after each conversion date (the “Share Delivery Date”), Company shall cause to be delivered, to the Holder a certificate or certificates representing the Conversion Shares representing a number of Conversion Shares being acquired upon a conversion pursuant to the Conversion Notice. On or after the six month anniversary of the original issue date, if the Company is participant in the Deposit or Withdrawal at Custodian system (DWAC) of the Depository Trust Company, the Company shall deliver any certificate or certificates required to be delivered by the Company under this Section 3(c) electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

(ii)           Intentionally Left Blank

(iii)           Registration; Book-Entry. The Company shall maintain a register (the “Register”) for the recordation of the names and addresses of the holders of the Convertible Debentures and the principal amount of the Convertible Debentures held by such holders (the “Registered Convertible Debentures”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the holders of the Convertible Debentures shall treat each Person whose name is recorded in the Register as the owner of a Convertible Debenture for all purposes (including, without limitation, the right to receive payments of Principal and Interest thereunder) notwithstanding notice to the contrary. Subject to compliance with applicable securities laws, a Registered Convertible Debenture may be assigned, transferred or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a written request to assign, transfer or sell all or part of any Registered Convertible Debenture by the holder thereof, the Company shall record the information contained therein in the Register and issue one or more new Registered Convertible Debenture in the same aggregate principal amount as the principal amount of the surrendered Registered Convertible Debenture to the designated assignee or transferee pursuant herewith, provided that if the Company does not so record an assignment, transfer or sale (as the case may be) of all or part of any Registered Convertible Debenture within two (2) Business Days of its receipt of such a request, then the Register shall be automatically updated to reflect such assignment, transfer or sale (as the case may be). Notwithstanding anything to the contrary set forth in this Section 3, following conversion of any portion of this Convertible Debenture in accordance with the terms hereof, the Holder shall not be required to physically surrender this Convertible Debenture to the Company unless (A) the full Conversion Amount represented by this Convertible Debenture is being converted (in which event this Convertible Debenture shall be delivered to the Company following conversion thereof as contemplated by Section 3(c)(i)) or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Convertible Debenture upon physical surrender of this Convertible Debenture. The Holder and the Company shall maintain records showing the Principal, Interest and late charges converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Convertible Debenture upon conversion.

(iv)           Pro Rata Conversion; Disputes. In the event that the Company receives a Conversion Notice from more than one holder of the Convertible Debentures for the same Conversion Date and the Company can convert some, but not all, of such portions of the Convertible Debentures submitted for conversion, the Company, subject to Section 3(d), shall convert from each holder of the Convertible Debentures electing to convert on such date, a pro rata amount of such holder’s portion of the Convertible Debentures submitted for conversion based on the principal amount of the Convertible Debentures submitted for conversion on such date by such holder relative to the aggregate principal amount of all of the Convertible Debentures submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Convertible Debenture, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance herewith.

(d)           Limitations on Conversions. Notwithstanding anything to the contrary contained in this Convertible Debenture, this Convertible Debenture shall not be convertible by the Holder hereof, and the Company shall not affect any conversion of this Convertible Debenture or otherwise issue any shares of Common Stock pursuant hereto, to the extent (but only to the extent) that after giving effect to such conversion or other share issuance hereunder the Holder or any of its affiliates would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether this Convertible Debenture shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its Affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by the Holder and its Affiliates) shall, subject to the Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to convert this Convertible Debenture, or to issue shares of Common Stock, pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. For purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the rules and regulations promulgated thereunder. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to the Maximum Percentage limitation. The limitations contained in this paragraph shall apply to a successor Holder of this Convertible Debenture. The holders of Common Stock shall be third party beneficiaries of this paragraph and the Company may not waive this paragraph without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Convertible Debenture or securities issued pursuant to the Subscription Agreement. By written notice to the Company, any Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder sending such notice and not to any other holder of the Convertible Debentures.

(e)           Automatic Conversions. Notwithstanding anything herein to the contrary the unconverted principal amount of Convertible Debentures, any outstanding accrued and unpaid interest and any unpaid late charges shall automatically convert into Conversion Shares if the Automatic Conversion Conditions have been satisfied. For the purposes of this paragraph, the Automatic Conversion Conditions are: (X) (i) the closing of any underwritten public offering with aggregate proceeds to the Company of at least $10,000,000 provided that valuation of the Company shall be at least $50,000,000; or (ii) the VWAP of the Company’s common stock exceeds $0.375 (subject to adjustment) per share for more than twenty (20) consecutive Trading Days following the Initial Closing Date.

(f)           Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder, if after actual receipt of an effective Conversion Notice the Company fails for any reason to deliver to the Holder such certificate or certificates by the Share Delivery Date pursuant to Section 3(c), and if after such Share Delivery Date the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Company shall (A) pay in cash to the Holder (in addition to any other remedies available to or elected by the Holder) the amount, if any, by which (x) the Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that the Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of the Holder, either reissue (if surrendered) this Debenture in a principal amount equal to the principal amount of the attempted conversion (in which case such conversion shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued if the Company had timely complied with its delivery requirements under Section 3(c).

For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of this Debenture with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/ or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon conversion of this Debenture as required pursuant to the terms hereof

4.           EVENT OF DEFAULT.

(a)           “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)           any default in the payment of the Principal, or the Interest, as and when the same shall become due and payable, for which there will be no cure period;

(ii)           Maker shall fail to observe or perform any obligation or shall breach any term or provision of this Convertible Debenture (other than Section 3(c)(ii)) and such failure or breach shall not have been remedied within ten (10) business days after the date on which notice of such failure or breach shall have been delivered (other than those occurrences described in other provisions of this Section 4 for which a different grace or cure period is specified, or for which no cure period is specified and which constitute immediate Events of Default);

(iii)           Maker shall fail to observe or perform any of its material obligations owed to the Holder or any other material covenant, agreement, representation or warranty contained in, or otherwise commit any material breach hereunder or in any other transaction document executed in connection herewith, including the Subscription Agreement, and such failure or breach shall not have been remedied within ten (10) business days after the date on which notice of such failure or breach shall have been delivered (other than those occurrences described in other provisions of this Section 4 for which a different grace or cure period is specified, or for which no cure period is specified and which constitute immediate Events of Default);

(iv)           Maker shall commence, or there shall be commenced against the Maker a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker, or there is commenced against the Maker any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of thirty (30) days; or the Maker is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of thirty (30) days; or the Maker makes a general assignment for the benefit of creditors; or the Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Maker shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Maker shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker for the purpose of effecting any of the foregoing;

(v)           Maker shall default in any of its respective obligations under any of the Convertible Debentures or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Maker, whether such indebtedness now exists or shall hereafter be created and such default shall result in indebtedness aggregating more than $200,000 becoming or being declared due and payable prior to the date on which it would otherwise become due and payable; or

(vi)           except in connection with the transactions effected in connection with the Subscription Agreement, the Maker shall (a) be a party to any Change of Control Transaction (as defined below), (b) agree to sell or dispose all or in excess of 50% of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction), (c) redeem or repurchase more than a de minimis number of shares of Common Stock or other equity securities of the Maker, or (d) make any distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Maker’s capital stock, of any class, whether now or hereafter outstanding. For the purposes of this paragraph “Change of Control Transaction” means the occurrence of any of: (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the 1934 Act) of effective control (whether through legal or beneficial ownership of capital stock of the Maker, by contract or otherwise) of in excess of 51% of the voting securities of the Maker, (ii) a replacement at one time or over time of more than one-half of the members of the Maker’s board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (iii) the merger of the Maker with or into another entity that is not wholly owned by the Maker, consolidation or sale of 33% or more of the assets of the Maker in one or a series of related transactions, or (iv) the execution by the Maker of an agreement to which the Maker is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

(b)           If any Event of Default occurs and shall be continuing, the full Principal amount of this Convertible Debenture together with all of the Convertible Debentures, together with all accrued interest thereon, shall become, at the election of the Required Holders immediately due and payable in cash.

(c)           The Holder need not provide and the Maker hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

5.           NEGATIVE COVENANTS. So long as any portion of the Principal of the Convertible Debentures, any accrued or unpaid Interest or late charges remains outstanding, the Maker will not, directly or indirectly, without the consent of the Required Holders:

(a)           other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind debt incurred by the Company in the ordinary course of business, not to exceed the higher of (i) $250,000 in the aggregate, or (ii) 5% of the principal balance of the Convertible Debentures;

(b)           other than Permitted Liens, enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(c)           amend its articles of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder, unless the sole and exclusive purpose of such amendment of the Maker’s articles of incorporation, bylaws or other charter documents is to increase the authorized capitalization of the Maker;

6.           POSITIVE COVENANTS. So long as any portion of the Principal of the Convertible Debentures, any accrued or unpaid Interest or late charges remains outstanding, the Maker will not directly or indirectly, without the consent of the Required Holders:

(a)           enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Maker’s business and upon fair and reasonable terms no less favorable to the Maker than it would obtain in a comparable arm’s-length transaction with a person not an Affiliate;

(b)           repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of securities other than the Convertible Debentures subject to the prepayment provisions herein or as set forth on Schedule I hereto;

(c)           pay cash dividends or distributions on any equity securities of the Maker;

(d)           timely pay and discharge all of its material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings;

(e)           continue to engage in business of the same general type as now conducted by it and to preserve, renew and keep in full force and effect, its corporate existence and its assets, rights, privileges and franchises to the extent necessary or desirable in the normal conduct of business;

(f)           comply in all material respects with all applicable laws, ordinances, rules, regulations, decisions, orders and requirements of governmental authorities;

(g)           use of the proceeds from the sale of the Convertible Debentures solely for the purposes set forth in the Private Placement Memorandum issued in connection with the sale of the Convertible Debentures and for no other purposes;

(h)           notify Holder(s) promptly after the Maker shall obtain knowledge of any written notice of any legal or arbitral proceedings, and of all proceedings by or before any governmental authority, and each material development in respect of such legal or other proceeding affecting the Maker, except proceedings which, if adversely determined, would not reasonably be likely to have a material adverse effect on the business or prospects of the Company;

(i)           keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities;

(j)           permit any representatives designated by Holder, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its business, assets, affairs, finances, prospects, and condition with its officers and independent accountants, all at such reasonable times during normal business hours and as often as reasonably requested;

(k)           promptly upon Holder’s written request therefor, deliver to Holder such documents and other evidence of the existence, good standing, foreign qualification and financial condition of the Maker as Purchaser shall request from time to time;

(1)           effect or enter into an agreement to effect any issuance by the Company of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price. Notwithstanding the foregoing Section 6(k) shall not apply in respect of an Exempt Issuance except that no Variable Rate Transaction shall be an Exempt Issuance;

(m)           sell or grant any option to purchase or sell or grant any right to replace or otherwise dispose of or issue (or announces any sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock equivalent entitling any Person to acquire shares of Company Common Stock at an effective price per share that is lower than the then Conversion Price (if the Holder of Common Stock or Common Stock equivalent so issued shall at any time whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise due to warrants, options or rights per share which are issued in connection with such issuance, entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall deem to have occurred for less than the Conversion Price on such date of issuance). Notwithstanding the foregoing Section 6(k) shall not apply in respect of any Exempt Issuance; and

(n)           enter into any agreement with respect to any of the foregoing.

For the purposes of this Section 6, the following terms shall have the following meanings:

(i)           “Permitted Indebtedness” shall mean either (a) the indebtedness of the Maker existing on the date of issuance of this Convertible Debenture and set forth on Schedule II hereto;, (b) any indebtedness the proceeds of which are used to repay the Convertible Debentures in full, (c) indebtedness incurred in connection with discounted bills of exchange or the discounting or factoring of receivables for credit in each case incurred in the ordinary course of business consistent with past practice and (d) any indebtedness incurred in the ordinary course of business consistent with past practice or consented to by the Required Holders, which consent shall be binding upon the Holder.

(ii)           “Permitted Lien” shall mean the individual and collective reference to the following: (a) liens for taxes, assessments and other governmental charges or levies not yet due or liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Maker) have been established in accordance with generally accepted accounting procedures, (b) liens imposed by law which were incurred in the ordinary course of business, such as carriers’, warehousemen’s and mechanics’ liens, statutory landlords’ liens, and other similar liens arising in the ordinary course of business, and (x) which do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Maker or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such lien, (c) purchase money security interests, and (d) liens previously granted by the Maker prior to the date hereof.

7.           ADJUSTMENTS.

(a)           Adjustment of Fixed Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision herewith, if the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Fixed Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision herewith, if the Company at any time on or after the Issuance Date combines (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Fixed Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 7(a) shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 7(a) occurs during the period that a Fixed Conversion Price is calculated hereunder, then the calculation of such Fixed Conversion Price shall be adjusted appropriately to reflect such event.

(b)           Failure to Increase Authorized Shares Reduction in Conversion Price. If the Company’s authorized shares of Common Stock are not increased to 450,000,000 shares by August 31, 2014 (the “Share Authorization Date”), then the Conversion Price shall be reduced by $0.005 (subject to a floor of $0.055) for each thirty (30) days or part thereof that such shareholder approval is not obtained.

(c)           Calculations. All calculations under this Section 7 shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

8.           NO WAIVER OF THE HOLDER’S RIGHTS. All payments of Principal and Interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Holder in exercising any of its options, powers or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Holder of any of its options, powers or rights shall constitute a waiver of any other option, power or right. Maker hereby waives presentment of payment, protest, and all notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Holder of less than the full amount due and payable hereunder shall in no way limit the right of the Holder to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

9.           RESERVATION OF AUTHORIZED SHARES.

(a)           Reservation. Subject to the Company’s authorized share capital, the Company shall reserve out of its authorized and unissued Common Stock such number of shares of Common Stock as may be issued for all of the Convertible Debentures equal to [  ]% of the Conversion Rate of all of the Convertible Debentures as of the most recent Closing Date. After the earlier of the Authorized Share Increase Date and for so long as any of the Convertible Debentures are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Convertible Debentures, [  ]% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Convertible Debentures then outstanding, provided that at no time shall the number of shares of Common Stock so reserved be less than the number of shares required to be reserved by the previous sentence (without regard to any limitations on conversions) (the “Required Reserve Amount”). The initial number of shares of Common Stock reserved for conversions of the Convertible Debentures and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Convertible Debentures based on the original principal amount of the Convertible Debenture held by each holder on the most recent Closing Date as of the applicable date of determination or increase in the number of reserved shares (as the case may be) (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s Convertible Debenture, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Convertible Debentures shall be allocated to the remaining holders of Convertible Debenture, pro rata based on the principal amount of the Convertible Debentures then held by such holders.

10.           VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Convertible Debenture, except as required by law (including, without limitation, Title 7 of the Nevada Revised Statutes) and as expressly provided in this Convertible Debenture.

11.           SECURITY. The obligation of the Company under this Convertible Debenture are secured by certain assets of the Maker pursuant to the certain Security Agreement, dated as of the date hereof, by and among the Company and the secured party secondary thereto. The Convertible Debentures shall be senior to all indebtedness of the Company except for that certain indebtedness administered by Kalamalka Partners, Ltd., as agent for certain lenders, as to which it shall rank pari passu.

12.           AMENDING THE TERMS OF THIS CONVERTIBLE DEBENTURE. The prior written consent of the Required Holders shall be required for any change or amendment to this Convertible Debenture. No consideration shall be offered or paid to the Holder to amend or consent to a waiver or modification of any provision of this Convertible Debenture unless the same consideration is also offered to all of the holders of the Convertible Debentures. The Holder shall be entitled, at its option, to the benefit of any amendment to any of the Convertible Debentures.

13.           TRANSFER. Subject to compliance with applicable securities laws, this Convertible Debenture and any shares of Common Stock issued upon conversion of this Convertible Debenture may be offered, sold, assigned or transferred by the Holder without the consent of the Company.

14.           REISSUANCE OF THIS CONVERTIBLE DEBENTURE.

(a)           Transfer. If this Convertible Debenture is to be transferred, the Holder shall surrender this Convertible Debenture to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Convertible Debenture (in accordance herewith), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Convertible Debenture (in accordance herewith) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Convertible Debenture, acknowledge and agree that, by reason of the provisions herewith following conversion or redemption of any portion of this Convertible Debenture, the outstanding Principal represented by this Convertible Debenture may be less than the Principal stated on the face of this Convertible Debenture.

(b)           Lost, Stolen or Mutilated Convertible Debenture. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Convertible Debenture (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Convertible Debenture, the Company shall execute and deliver to the Holder a new Convertible Debenture (in accordance with Section 14(c)) representing the outstanding Principal.

(c)           Issuance of New Convertible Debenture. Whenever the Company is required to issue a new Convertible Debenture pursuant to the terms of this Convertible Debenture, such new Convertible Debenture (i) shall be of like tenor with this Convertible Debenture, (ii) shall represent, as indicated on the face of such new Convertible Debenture, the Principal remaining outstanding (or in the case of a new Convertible Debenture being issued pursuant to Section 14(a), the Principal designated by the Holder which, when added to the principal represented by the other new Convertible Debenture issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Convertible Debenture immediately prior to such issuance of new Convertible Debenture), (iii) shall have an issuance date, as indicated on the face of such new Convertible Debenture, which is the same as the Issuance Date of this Convertible Debenture, (iv) shall have the same rights and conditions as this Convertible Debenture, and (v) shall represent accrued and unpaid Interest and late charges on the Principal and Interest of this Convertible Debenture, from the Issuance Date.

15.           CUMULATIVE RIGHTS AND REMEDIES; USURY. The rights and remedies of the Holder expressed herein are cumulative and not exclusive of any rights and remedies otherwise available under this Convertible Debenture, or applicable law (including at equity). The election of the Holder to avail itself of any one or more remedies shall not be a bar to any other available remedies, which the Maker agrees the Holder may take from time to time. If it shall be found that any Interest due hereunder shall violate applicable laws governing usury, the applicable Interest Rate due hereunder shall be reduced to the maximum permitted rate of interest under such law

16.           GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Convertible Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each of the Maker and the Holder agree that all legal proceedings concerning the interpretations, enforcement and defense of this Convertible Debenture shall be commenced in the state and federal courts sitting in The City of New York, County of New York (the “New York Courts”). Each of the Maker and the Holder hereby irrevocably submit to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder (including with respect to the enforcement of this Convertible Debenture), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each of the Maker and the Holder hereby irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to the other at the address in effect for notices to it under this Convertible Debenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each of the Maker and the Holder hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Convertible Debenture or the transactions contemplated hereby.

17.           REQUIRED NOTICE TO THE HOLDER. The Holder is to be notified by the Maker, within three (3) business days, in accordance with the notice provisions in the Subscription Agreement, of the existence or occurrence, of any Event of Default.

18.           PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Convertible Debenture is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Convertible Debenture or to enforce the provisions of this Convertible Debenture or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Convertible Debenture, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements. The Company expressly acknowledges and agrees that no amounts due under this Convertible Debenture shall be affected, or limited, by the fact that the purchase price paid for this Convertible Debenture was less than the original Principal amount hereof.

19.           CONSTRUCTION; HEADINGS. This Convertible Debenture shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Convertible Debenture are for convenience of reference and shall not form part of, or affect the interpretation of, this Convertible Debenture. Terms used in this Convertible Debenture but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Subscription Date in such other Transaction Documents unless otherwise consented to in writing by the Holder.

20.           NOTICES. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered, by electronic mail, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 20. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered, by email, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of the Holder appearing on the books of the Company, or if no such facsimile number or address appears on the books of the Company, at the principal place of business of such Holder, as set forth in the Subscription Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via email at the address set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via email at the address set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

21.           CERTAIN DEFINITIONS. For purposes of this Convertible Debenture, the following terms shall have the following meanings:

(a)           “Affiliate” means, as applied to any person, (a) any other person directly or indirectly controlling, controlled by or under common control with, that person, (b) any other person that owns or controls 10% or more of any class of equity securities (including any equity securities issuable upon the exercise of any option or convertible security) of that person or any of its Affiliates, or (c) any director, partner, officer, manager, agent, employee or relative of such person. For the purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by,” and “under common control with”), as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that person, whether through ownership of voting securities or by contract or otherwise

(b)           “Authorized Share Increase Date” means the date the Company increased the number of authorized shares of Common Stock to [450,000,000] shares of Common Stock (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction after the Subscription Date).

(c)           “Bloomberg” means Bloomberg, L.P.

(d)           “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(e)           “Closing Date” means, collectively, the Initial Closing Date and all Additional Closing Dates, if any.

(f)           “Common Stock” means (i) the Company’s shares of common stock, $0.001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(g)           “Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(h)           “Equity Conditions” means during the period in question, (i) the Company shall duly honor all conversions scheduled to occur or occurring, (ii) the Company has an effective registration statement pursuant to which the Holders are permitted to utilize the prospectus thereunder to resell all the Conversion Shares issuable upon Conversion of the Convertible Debentures (and the Company believes in good faith, that such effectiveness shall continue uninterrupted for the foreseeable future), (iii) there is a sufficient number of authorized, but unissued or otherwise unreserved shares of common stock for the issuance of all the Conversion Shares, and (iv) there is no existing Event of Default or no Event of Default which, with the passage of time or with the giving of notice, would constitute an Event of Default.

(i)           “Equity Conditions Failure” means that on any day during the period commencing ten (10) Trading Days prior to the applicable date of determination through the applicable date of determination, the Equity Conditions have not been satisfied (or waived in writing by the Requisite Holders).

(j)           “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officer or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

(k)           “Initial Closing Date” shall have the meaning set forth in the Subscription Agreement.

(1)           “Interest Notice Due Date” means the second (2nd) Trading Day immediately prior to the applicable Interest Date.

(m)           “Interest Rate” means six percent (6.00%) per annum, as may be adjusted from time to time in accordance with Section 2.

(n)           “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(o)           Intentionally Left Blank.

(p)           “Principal Market” means the OTCQB Market.

(q)           “Required Holders” means, at any given time, the holders of a majority of the aggregate principal amount of the Convertible Debentures, outstanding as of such time (excluding any Convertible Debenture held by the Company or any of its subsidiaries).

(r)           “SEC” means the United States Securities and Exchange Commission or the successor thereto.

(s)           “Subscription Agreement” means that certain subscription agreement, dated as of the Subscription Date, by and among the Company and the initial holders of the Convertible Debentures pursuant to which the Company issued the Convertible Debentures and certain share purchase warrants, as may be amended from time to time.

(t)           “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder.

(u)           “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

22.           DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Convertible Debenture, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to the Company or its Subsidiaries.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Convertible Debenture to be duly executed as of the Issuance Date set out above.

NAKED BRAND GROUP, INC.

By:	/s/ Joel Primus
Joel Primus, President and Director

EXHIBIT I

NAKED BRAND GROUP, INC.
CONVERSION NOTICE

Reference is made to the 6% Senior Secured Convertible Debenture (the “Convertible Debenture”) issued to the undersigned by Naked Brand Group, Inc., a Nevada corporation (the “Company”). In accordance with and pursuant to the Convertible Debenture, the undersigned hereby elects to convert the Conversion Amount (as defined in the Convertible Debenture) of the Convertible Debenture indicated below into shares of Common Stock, $0.001 par value per share (the “Common Stock”), of the Company, as of the date specified below. Capitalized terms not defined herein shall have the meaning as set forth in the Convertible Debenture.

Date of Conversion:

Aggregate Principal to be converted:

Aggregate accrued and unpaid Interest and accrued and unpaid late fees with respect to such portion of the aggregate Principal and such aggregate Interest to be converted:

AGGREGATE CONVERSION AMOUNT TO BE CONVERTED:

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Convertible Debenture is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Holder:

By:

Title:

Dated:

Account Number:

(if electronic book entry transfer)

Transaction Code Number:

(if electronic book entry transfer)

Address:
(if delivery of share certificates)

SERIES A SENIOR SECURED CONVERTIBLE DEBENTURE

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS CONVERTIBLE DEBENTURE SHOULD CAREFULLY REVIEW THE TERMS OF THIS CONVERTIBLE DEBENTURE, INCLUDING SECTIONS 3(c)(iii) AND 14(a) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS CONVERTIBLE DEBENTURE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(c)(iii) OF THIS CONVERTIBLE DEBENTURE.

THE HOLDER OF THE SECURITIES REPRESENTED HEREBY MUST NOT TRADE THE SECURITIES IN OR FROM A JURISDICTION OF CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER THE COUNTER MARKETS ARE MET.

NAKED BRAND GROUP, INC.

6% SENIOR SECURED CONVERTIBLE DEBENTURE

Issuance Date: June 10, 2014	Original Principal Amount: U.S. $280,700

FOR VALUE RECEIVED, Naked Brand Group, Inc., a Nevada corporation (the “Company” or “Maker”), hereby promises to pay to the order of CAROLE HOCHMAN or its registered assigns (“Holder”) the amount set out above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the “Principal”) when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at the applicable Interest Rate (as defined below) from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon the Maturity Date, or acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This 6% Senior Secured Convertible Debenture (including any 6% Senior Secured Convertible Debenture issued in exchange, transfer or replacement hereof, this (“Convertible Debenture”) is one of an issue of 6% Senior Secured Convertible Debentures issued pursuant to the Subscription Agreement (as defined below) on the Initial Closing Date (as defined below) (collectively, the “Other Convertible Debentures”) and such other 6% Senior Secured Convertible Debentures, if any, that have been issued pursuant to the Subscription Agreement on one or more Additional Closing Dates that is not the Issuance Date (collectively, the “Additional Convertible Debenture”), and together with the Other Convertible Debentures, the (“Convertible Debenture”). Certain capitalized terms used herein are defined in Section 20.

1.           PAYMENTS OF PRINCIPAL. On June 10, 2017 (the “Maturity Date”), the Company shall pay to the Holder an amount in cash representing all the outstanding Principal, accrued and unpaid Interest and accrued and unpaid late charges on such Principal and Interest. The Company may not prepay any portion of the Convertible Debenture.

2.           INTEREST; INTEREST RATE. (a) Interest on this Convertible Debenture shall commence accruing on the Issuance Date and shall be computed on the basis of a 360-day year and twelve 30-day months, on any outstanding Principal at the Interest Rate payable semi-annually beginning from the first such semi-annually date after the Issuance Date, on each conversion date (as to that principal amount then being converted) and on the Maturity Date (each, an “Interest Date”). Interest shall be payable on each Interest Date, to the Holder on the applicable Interest Date, in shares of Common Stock (“Interest Shares”) so long as there has been no Equity Conditions Failure; provided however, that the Company may, at its option following written notice to the Holder, pay Interest on any Interest Date in cash (“Cash Interest”) or in a combination of Cash Interest and Interest Shares. The Company shall deliver a written notice (each, an “Interest Election Notice”) to each holder of the Convertible Debentures on or prior to the Interest Notice Due Date (the date such notice is delivered to all of the holder, the “Interest Notice Date”) which notice (i) either (A) confirms that Interest to be paid on such Interest Date shall be paid entirely in Interest Shares or (B) elects to pay Interest as Cash Interest or a combination of Cash Interest and Interest Shares and specifies the amount of Interest that shall be paid as Cash Interest and the amount of Interest, if any, that shall be paid in Interest Shares and (ii) if the Company is paying all or any portion of Interest in Interest Shares, certifies that there has been no Equity Conditions Failure. If an Equity Conditions Failure has occurred as of the Interest Notice Date, then unless the Company has elected to pay such Interest as Cash Interest, the Interest Election Notice shall indicate that unless the Holder waives the Equity Conditions Failure, the Interest shall be paid as Cash Interest. Notwithstanding anything herein to the contrary, if no Equity Conditions Failure has occurred as of the Interest Notice Date but an Equity Conditions Failure occurs at any time prior to the Interest Date, (A) the Company shall provide the Holder a subsequent notice to that effect and (B) unless the Holder waives the Equity Conditions Failure, the Interest shall be paid as Cash Interest. Interest to be paid on an Interest Date in Interest Shares shall be paid in a number of fully paid and non-assessable shares (rounded to the nearest whole share in accordance herewith) of Common Stock equal to the quotient of (1) the amount of Interest payable on such Interest Date less any related Cash Interest paid on such Interest Date and (2) the Conversion Price in effect on the applicable Interest Date.

(b)           Intentionally Left Blank

(c)           Prior to the payment of Interest on an Interest Date, Interest on this Convertible Debenture shall accrue at the Interest Rate and be payable by way of inclusion of the Interest in the Conversion Amount on each Conversion Date in accordance herewith. From and after the occurrence and during the continuance of any Event of Default, the Interest Rate shall automatically be increased to fifteen percent (15.0%). In the event that such Event of Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the calendar day immediately following the date of such cure; provided that the Interest as calculated and unpaid at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of such cure of such Event of Default. The Company shall pay any and all stamp, issuance and similar taxes that may be payable with respect to the issuance and delivery of Interest Shares.

3.           CONVERSION OF CONVERTIBLE DEBENTURE. This Convertible Debenture shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock, on the terms and conditions set forth in this Section 3.

(a)           Conversion Right. Subject to the provisions of this Section 3, at any time the Holder shall be entitled to convert a minimum of twenty-five percent (25%) of the Original Principal Amount of this Convertible Debenture plus any accrued or unpaid Interest and unpaid late charges (or such amount as is then outstanding) into validly issued, fully paid and non-assessable shares of Common Stock in accordance with this Section 3, at the Conversion Rate. Notwithstanding the foregoing, the immediately preceding sentence shall not be applicable to a Holder who purchased $250,000 or more aggregate principal amount of Convertible Debentures. The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all stamp, issuance and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

(b)           Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the “Conversion Rate”). For the purposes of this Convertible Debenture, the following terms shall have the following meanings:

(i)           “Conversion Amount” means the portion of the Principal to be converted, redeemed or otherwise with respect to which this determination is being made, plus all accrued and unpaid Interest with respect to such portion of the Principal and accrued and unpaid late charges with respect to such portion of such Principal and such Interest; and.

(ii)           “Conversion Price” means, as of any Conversion Date or other date of determination (x) $0.075 per share (subject to adjustment as provided herein). For the avoidance of doubt, the Conversion Price shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction during the applicable calculation period.

(c)           Mechanics of Conversion.

(i)           Optional Conversion. To convert any Conversion Amount into shares of Common Stock on any date (each, a “Conversion Date”), the Holder shall deliver, pursuant to Section 20, for receipt on or prior to 5:30 p.m., New York time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company and/or such other person as the Company may from time to time direct. To effect conversions hereunder, the Holder shall not be required to physically surrender this Convertible Debenture to the Company unless the entire principal amount of this Debenture, plus all accrued and unpaid interest thereon, has been so converted. Conversion hereunder shall have the effect of lowering the outstanding principal amount of this Convertible Debenture in an amount equal to the applicable conversion. No later than three (3) Business Days after each conversion date (the “Share Delivery Date”), Company shall cause to be delivered, to the Holder a certificate or certificates representing the Conversion Shares representing a number of Conversion Shares being acquired upon a conversion pursuant to the Conversion Notice. On or after the six month anniversary of the original issue date, if the Company is participant in the Deposit or Withdrawal at Custodian system (DWAC) of the Depository Trust Company, the Company shall deliver any certificate or certificates required to be delivered by the Company under this Section 3(c) electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

(ii)           Intentionally Left Blank

(iii)           Registration; Book-Entry. The Company shall maintain a register (the “Register”) for the recordation of the names and addresses of the holders of the Convertible Debentures and the principal amount of the Convertible Debentures held by such holders (the “Registered Convertible Debentures”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the holders of the Convertible Debentures shall treat each Person whose name is recorded in the Register as the owner of a Convertible Debenture for all purposes (including, without limitation, the right to receive payments of Principal and Interest thereunder) notwithstanding notice to the contrary. Subject to compliance with applicable securities laws, a Registered Convertible Debenture may be assigned, transferred or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a written request to assign, transfer or sell all or part of any Registered Convertible Debenture by the holder thereof, the Company shall record the information contained therein in the Register and issue one or more new Registered Convertible Debenture in the same aggregate principal amount as the principal amount of the surrendered Registered Convertible Debenture to the designated assignee or transferee pursuant herewith, provided that if the Company does not so record an assignment, transfer or sale (as the case may be) of all or part of any Registered Convertible Debenture within two (2) Business Days of its receipt of such a request, then the Register shall be automatically updated to reflect such assignment, transfer or sale (as the case may be). Notwithstanding anything to the contrary set forth in this Section 3, following conversion of any portion of this Convertible Debenture in accordance with the terms hereof, the Holder shall not be required to physically surrender this Convertible Debenture to the Company unless (A) the full Conversion Amount represented by this Convertible Debenture is being converted (in which event this Convertible Debenture shall be delivered to the Company following conversion thereof as contemplated by Section 3(c)(i)) or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Convertible Debenture upon physical surrender of this Convertible Debenture. The Holder and the Company shall maintain records showing the Principal, Interest and late charges converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Convertible Debenture upon conversion.

(iv)           Pro Rata Conversion; Disputes. In the event that the Company receives a Conversion Notice from more than one holder of the Convertible Debentures for the same Conversion Date and the Company can convert some, but not all, of such portions of the Convertible Debentures submitted for conversion, the Company, subject to Section 3(d), shall convert from each holder of the Convertible Debentures electing to convert on such date, a pro rata amount of such holder’s portion of the Convertible Debentures submitted for conversion based on the principal amount of the Convertible Debentures submitted for conversion on such date by such holder relative to the aggregate principal amount of all of the Convertible Debentures submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Convertible Debenture, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance herewith.

(d)           Limitations on Conversions. Notwithstanding anything to the contrary contained in this Convertible Debenture, this Convertible Debenture shall not be convertible by the Holder hereof, and the Company shall not affect any conversion of this Convertible Debenture or otherwise issue any shares of Common Stock pursuant hereto, to the extent (but only to the extent) that after giving effect to such conversion or other share issuance hereunder the Holder or any of its affiliates would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether this Convertible Debenture shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its Affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by the Holder and its Affiliates) shall, subject to the Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to convert this Convertible Debenture, or to issue shares of Common Stock, pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. For purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the rules and regulations promulgated thereunder. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to the Maximum Percentage limitation. The limitations contained in this paragraph shall apply to a successor Holder of this Convertible Debenture. The holders of Common Stock shall be third party beneficiaries of this paragraph and the Company may not waive this paragraph without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Convertible Debenture or securities issued pursuant to the Subscription Agreement. By written notice to the Company, any Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder sending such notice and not to any other holder of the Convertible Debentures.

(e)           Automatic Conversions. Notwithstanding anything herein to the contrary the unconverted principal amount of Convertible Debentures, any outstanding accrued and unpaid interest and any unpaid late charges shall automatically convert into Conversion Shares if the Automatic Conversion Conditions have been satisfied. For the purposes of this paragraph, the Automatic Conversion Conditions are: (X) (i) the closing of any underwritten public offering with aggregate proceeds to the Company of at least $10,000,000 provided that valuation of the Company shall be at least $50,000,000; or (ii) the VWAP of the Company’s common stock exceeds $0.375 (subject to adjustment) per share for more than twenty (20) consecutive Trading Days following the Initial Closing Date.

(f)           Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder, if after actual receipt of an effective Conversion Notice the Company fails for any reason to deliver to the Holder such certificate or certificates by the Share Delivery Date pursuant to Section 3(c), and if after such Share Delivery Date the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Company shall (A) pay in cash to the Holder (in addition to any other remedies available to or elected by the Holder) the amount, if any, by which (x) the Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that the Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of the Holder, either reissue (if surrendered) this Debenture in a principal amount equal to the principal amount of the attempted conversion (in which case such conversion shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued if the Company had timely complied with its delivery requirements under Section 3(c).

For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of this Debenture with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/ or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon conversion of this Debenture as required pursuant to the terms hereof

4.           EVENT OF DEFAULT.

(a)           “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)           any default in the payment of the Principal, or the Interest, as and when the same shall become due and payable, for which there will be no cure period;

(ii)           Maker shall fail to observe or perform any obligation or shall breach any term or provision of this Convertible Debenture (other than Section 3(c)(ii)) and such failure or breach shall not have been remedied within ten (10) business days after the date on which notice of such failure or breach shall have been delivered (other than those occurrences described in other provisions of this Section 4 for which a different grace or cure period is specified, or for which no cure period is specified and which constitute immediate Events of Default);

(iii)           Maker shall fail to observe or perform any of its material obligations owed to the Holder or any other material covenant, agreement, representation or warranty contained in, or otherwise commit any material breach hereunder or in any other transaction document executed in connection herewith, including the Subscription Agreement, and such failure or breach shall not have been remedied within ten (10) business days after the date on which notice of such failure or breach shall have been delivered (other than those occurrences described in other provisions of this Section 4 for which a different grace or cure period is specified, or for which no cure period is specified and which constitute immediate Events of Default);

(iv)           Maker shall commence, or there shall be commenced against the Maker a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker, or there is commenced against the Maker any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of thirty (30) days; or the Maker is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of thirty (30) days; or the Maker makes a general assignment for the benefit of creditors; or the Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Maker shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Maker shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker for the purpose of effecting any of the foregoing;

(v)           Maker shall default in any of its respective obligations under any of the Convertible Debentures or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Maker, whether such indebtedness now exists or shall hereafter be created and such default shall result in indebtedness aggregating more than $200,000 becoming or being declared due and payable prior to the date on which it would otherwise become due and payable; or

(vi)           except in connection with the transactions effected in connection with the Subscription Agreement, the Maker shall (a) be a party to any Change of Control Transaction (as defined below), (b) agree to sell or dispose all or in excess of 50% of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction), (c) redeem or repurchase more than a de minimis number of shares of Common Stock or other equity securities of the Maker, or (d) make any distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Maker’s capital stock, of any class, whether now or hereafter outstanding. For the purposes of this paragraph “Change of Control Transaction” means the occurrence of any of: (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the 1934 Act) of effective control (whether through legal or beneficial ownership of capital stock of the Maker, by contract or otherwise) of in excess of 51% of the voting securities of the Maker, (ii) a replacement at one time or over time of more than one-half of the members of the Maker’s board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (iii) the merger of the Maker with or into another entity that is not wholly owned by the Maker, consolidation or sale of 33% or more of the assets of the Maker in one or a series of related transactions, or (iv) the execution by the Maker of an agreement to which the Maker is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

(b)           If any Event of Default occurs and shall be continuing, the full Principal amount of this Convertible Debenture together with all of the Convertible Debentures, together with all accrued interest thereon, shall become, at the election of the Required Holders immediately due and payable in cash.

(c)           The Holder need not provide and the Maker hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

5.           NEGATIVE COVENANTS. So long as any portion of the Principal of the Convertible Debentures, any accrued or unpaid Interest or late charges remains outstanding, the Maker will not, directly or indirectly, without the consent of the Required Holders:

(a)           other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind debt incurred by the Company in the ordinary course of business, not to exceed the higher of (i) $250,000 in the aggregate, or (ii) 5% of the principal balance of the Convertible Debentures;

(b)           other than Permitted Liens, enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(c)           amend its articles of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder, unless the sole and exclusive purpose of such amendment of the Maker’s articles of incorporation, bylaws or other charter documents is to increase the authorized capitalization of the Maker;

6.           POSITIVE COVENANTS. So long as any portion of the Principal of the Convertible Debentures, any accrued or unpaid Interest or late charges remains outstanding, the Maker will not directly or indirectly, without the consent of the Required Holders:

(a)           enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Maker’s business and upon fair and reasonable terms no less favorable to the Maker than it would obtain in a comparable arm’s-length transaction with a person not an Affiliate;

(b)           repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of securities other than the Convertible Debentures subject to the prepayment provisions herein or as set forth on Schedule I hereto;

(c)           pay cash dividends or distributions on any equity securities of the Maker;

(d)           timely pay and discharge all of its material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings;

(e)           continue to engage in business of the same general type as now conducted by it and to preserve, renew and keep in full force and effect, its corporate existence and its assets, rights, privileges and franchises to the extent necessary or desirable in the normal conduct of business;

(f)           comply in all material respects with all applicable laws, ordinances, rules, regulations, decisions, orders and requirements of governmental authorities;

(g)           use of the proceeds from the sale of the Convertible Debentures solely for the purposes set forth in the Private Placement Memorandum issued in connection with the sale of the Convertible Debentures and for no other purposes;

(h)           notify Holder(s) promptly after the Maker shall obtain knowledge of any written notice of any legal or arbitral proceedings, and of all proceedings by or before any governmental authority, and each material development in respect of such legal or other proceeding affecting the Maker, except proceedings which, if adversely determined, would not reasonably be likely to have a material adverse effect on the business or prospects of the Company;

(i)           keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities;

(j)           permit any representatives designated by Holder, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its business, assets, affairs, finances, prospects, and condition with its officers and independent accountants, all at such reasonable times during normal business hours and as often as reasonably requested;

(k)           promptly upon Holder’s written request therefor, deliver to Holder such documents and other evidence of the existence, good standing, foreign qualification and financial condition of the Maker as Purchaser shall request from time to time;

(1)           effect or enter into an agreement to effect any issuance by the Company of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price. Notwithstanding the foregoing Section 6(k) shall not apply in respect of an Exempt Issuance except that no Variable Rate Transaction shall be an Exempt Issuance;

(m)           sell or grant any option to purchase or sell or grant any right to replace or otherwise dispose of or issue (or announces any sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock equivalent entitling any Person to acquire shares of Company Common Stock at an effective price per share that is lower than the then Conversion Price (if the Holder of Common Stock or Common Stock equivalent so issued shall at any time whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise due to warrants, options or rights per share which are issued in connection with such issuance, entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall deem to have occurred for less than the Conversion Price on such date of issuance). Notwithstanding the foregoing Section 6(k) shall not apply in respect of any Exempt Issuance; and

(n)           enter into any agreement with respect to any of the foregoing.

For the purposes of this Section 6, the following terms shall have the following meanings:

(i)           “Permitted Indebtedness” shall mean either (a) the indebtedness of the Maker existing on the date of issuance of this Convertible Debenture and set forth on Schedule II hereto;, (b) any indebtedness the proceeds of which are used to repay the Convertible Debentures in full, (c) indebtedness incurred in connection with discounted bills of exchange or the discounting or factoring of receivables for credit in each case incurred in the ordinary course of business consistent with past practice and (d) any indebtedness incurred in the ordinary course of business consistent with past practice or consented to by the Required Holders, which consent shall be binding upon the Holder.

(ii)           “Permitted Lien” shall mean the individual and collective reference to the following: (a) liens for taxes, assessments and other governmental charges or levies not yet due or liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Maker) have been established in accordance with generally accepted accounting procedures, (b) liens imposed by law which were incurred in the ordinary course of business, such as carriers’, warehousemen’s and mechanics’ liens, statutory landlords’ liens, and other similar liens arising in the ordinary course of business, and (x) which do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Maker or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such lien, (c) purchase money security interests, and (d) liens previously granted by the Maker prior to the date hereof.

7.           ADJUSTMENTS.

(a)           Adjustment of Fixed Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision herewith, if the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Fixed Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision herewith, if the Company at any time on or after the Issuance Date combines (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Fixed Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 7(a) shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 7(a) occurs during the period that a Fixed Conversion Price is calculated hereunder, then the calculation of such Fixed Conversion Price shall be adjusted appropriately to reflect such event.

(b)           Failure to Increase Authorized Shares Reduction in Conversion Price. If the Company’s authorized shares of Common Stock are not increased to 450,000,000 shares by August 31, 2014 (the “Share Authorization Date”), then the Conversion Price shall be reduced by $0.005 (subject to a floor of $0.055) for each thirty (30) days or part thereof that such shareholder approval is not obtained.

(c)           Calculations. All calculations under this Section 7 shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

8.           NO WAIVER OF THE HOLDER’S RIGHTS. All payments of Principal and Interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Holder in exercising any of its options, powers or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Holder of any of its options, powers or rights shall constitute a waiver of any other option, power or right. Maker hereby waives presentment of payment, protest, and all notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Holder of less than the full amount due and payable hereunder shall in no way limit the right of the Holder to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

9.           RESERVATION OF AUTHORIZED SHARES.

(a)           Reservation. Subject to the Company’s authorized share capital, the Company shall reserve out of its authorized and unissued Common Stock such number of shares of Common Stock as may be issued for all of the Convertible Debentures equal to [  ]% of the Conversion Rate of all of the Convertible Debentures as of the most recent Closing Date. After the earlier of the Authorized Share Increase Date and for so long as any of the Convertible Debentures are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Convertible Debentures, [  ]% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Convertible Debentures then outstanding, provided that at no time shall the number of shares of Common Stock so reserved be less than the number of shares required to be reserved by the previous sentence (without regard to any limitations on conversions) (the “Required Reserve Amount”). The initial number of shares of Common Stock reserved for conversions of the Convertible Debentures and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Convertible Debentures based on the original principal amount of the Convertible Debenture held by each holder on the most recent Closing Date as of the applicable date of determination or increase in the number of reserved shares (as the case may be) (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s Convertible Debenture, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Convertible Debentures shall be allocated to the remaining holders of Convertible Debenture, pro rata based on the principal amount of the Convertible Debentures then held by such holders.

10.           VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Convertible Debenture, except as required by law (including, without limitation, Title 7 of the Nevada Revised Statutes) and as expressly provided in this Convertible Debenture.

11.           SECURITY. The obligation of the Company under this Convertible Debenture are secured by certain assets of the Maker pursuant to the certain Security Agreement, dated as of the date hereof, by and among the Company and the secured party secondary thereto. The Convertible Debentures shall be senior to all indebtedness of the Company except for that certain indebtedness administered by Kalamalka Partners, Ltd., as agent for certain lenders, as to which it shall rank pari passu.

12.           AMENDING THE TERMS OF THIS CONVERTIBLE DEBENTURE. The prior written consent of the Required Holders shall be required for any change or amendment to this Convertible Debenture. No consideration shall be offered or paid to the Holder to amend or consent to a waiver or modification of any provision of this Convertible Debenture unless the same consideration is also offered to all of the holders of the Convertible Debentures. The Holder shall be entitled, at its option, to the benefit of any amendment to any of the Convertible Debentures.

13.           TRANSFER. Subject to compliance with applicable securities laws, this Convertible Debenture and any shares of Common Stock issued upon conversion of this Convertible Debenture may be offered, sold, assigned or transferred by the Holder without the consent of the Company.

14.           REISSUANCE OF THIS CONVERTIBLE DEBENTURE.

(a)           Transfer. If this Convertible Debenture is to be transferred, the Holder shall surrender this Convertible Debenture to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Convertible Debenture (in accordance herewith), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Convertible Debenture (in accordance herewith) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Convertible Debenture, acknowledge and agree that, by reason of the provisions herewith following conversion or redemption of any portion of this Convertible Debenture, the outstanding Principal represented by this Convertible Debenture may be less than the Principal stated on the face of this Convertible Debenture.

(b)           Lost, Stolen or Mutilated Convertible Debenture. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Convertible Debenture (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Convertible Debenture, the Company shall execute and deliver to the Holder a new Convertible Debenture (in accordance with Section 14(c)) representing the outstanding Principal.

(c)           Issuance of New Convertible Debenture. Whenever the Company is required to issue a new Convertible Debenture pursuant to the terms of this Convertible Debenture, such new Convertible Debenture (i) shall be of like tenor with this Convertible Debenture, (ii) shall represent, as indicated on the face of such new Convertible Debenture, the Principal remaining outstanding (or in the case of a new Convertible Debenture being issued pursuant to Section 14(a), the Principal designated by the Holder which, when added to the principal represented by the other new Convertible Debenture issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Convertible Debenture immediately prior to such issuance of new Convertible Debenture), (iii) shall have an issuance date, as indicated on the face of such new Convertible Debenture, which is the same as the Issuance Date of this Convertible Debenture, (iv) shall have the same rights and conditions as this Convertible Debenture, and (v) shall represent accrued and unpaid Interest and late charges on the Principal and Interest of this Convertible Debenture, from the Issuance Date.

15.           CUMULATIVE RIGHTS AND REMEDIES; USURY. The rights and remedies of the Holder expressed herein are cumulative and not exclusive of any rights and remedies otherwise available under this Convertible Debenture, or applicable law (including at equity). The election of the Holder to avail itself of any one or more remedies shall not be a bar to any other available remedies, which the Maker agrees the Holder may take from time to time. If it shall be found that any Interest due hereunder shall violate applicable laws governing usury, the applicable Interest Rate due hereunder shall be reduced to the maximum permitted rate of interest under such law

16.           GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Convertible Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each of the Maker and the Holder agree that all legal proceedings concerning the interpretations, enforcement and defense of this Convertible Debenture shall be commenced in the state and federal courts sitting in The City of New York, County of New York (the “New York Courts”). Each of the Maker and the Holder hereby irrevocably submit to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder (including with respect to the enforcement of this Convertible Debenture), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each of the Maker and the Holder hereby irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to the other at the address in effect for notices to it under this Convertible Debenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each of the Maker and the Holder hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Convertible Debenture or the transactions contemplated hereby.

17.           REQUIRED NOTICE TO THE HOLDER. The Holder is to be notified by the Maker, within three (3) business days, in accordance with the notice provisions in the Subscription Agreement, of the existence or occurrence, of any Event of Default.

18.           PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Convertible Debenture is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Convertible Debenture or to enforce the provisions of this Convertible Debenture or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Convertible Debenture, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements. The Company expressly acknowledges and agrees that no amounts due under this Convertible Debenture shall be affected, or limited, by the fact that the purchase price paid for this Convertible Debenture was less than the original Principal amount hereof.

19.           CONSTRUCTION; HEADINGS. This Convertible Debenture shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Convertible Debenture are for convenience of reference and shall not form part of, or affect the interpretation of, this Convertible Debenture. Terms used in this Convertible Debenture but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Subscription Date in such other Transaction Documents unless otherwise consented to in writing by the Holder.

20.           NOTICES. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered, by electronic mail, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 20. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered, by email, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of the Holder appearing on the books of the Company, or if no such facsimile number or address appears on the books of the Company, at the principal place of business of such Holder, as set forth in the Subscription Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via email at the address set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via email at the address set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

21.           CERTAIN DEFINITIONS. For purposes of this Convertible Debenture, the following terms shall have the following meanings:

(a)           “Affiliate” means, as applied to any person, (a) any other person directly or indirectly controlling, controlled by or under common control with, that person, (b) any other person that owns or controls 10% or more of any class of equity securities (including any equity securities issuable upon the exercise of any option or convertible security) of that person or any of its Affiliates, or (c) any director, partner, officer, manager, agent, employee or relative of such person. For the purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by,” and “under common control with”), as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that person, whether through ownership of voting securities or by contract or otherwise

(b)           “Authorized Share Increase Date” means the date the Company increased the number of authorized shares of Common Stock to [450,000,000] shares of Common Stock (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction after the Subscription Date).

(c)           “Bloomberg” means Bloomberg, L.P.

(d)           “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(e)           “Closing Date” means, collectively, the Initial Closing Date and all Additional Closing Dates, if any.

(f)           “Common Stock” means (i) the Company’s shares of common stock, $0.001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(g)           “Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(h)           “Equity Conditions” means during the period in question, (i) the Company shall duly honor all conversions scheduled to occur or occurring, (ii) the Company has an effective registration statement pursuant to which the Holders are permitted to utilize the prospectus thereunder to resell all the Conversion Shares issuable upon Conversion of the Convertible Debentures (and the Company believes in good faith, that such effectiveness shall continue uninterrupted for the foreseeable future), (iii) there is a sufficient number of authorized, but unissued or otherwise unreserved shares of common stock for the issuance of all the Conversion Shares, and (iv) there is no existing Event of Default or no Event of Default which, with the passage of time or with the giving of notice, would constitute an Event of Default.

(i)           “Equity Conditions Failure” means that on any day during the period commencing ten (10) Trading Days prior to the applicable date of determination through the applicable date of determination, the Equity Conditions have not been satisfied (or waived in writing by the Requisite Holders).

(j)           “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officer or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

(k)           “Initial Closing Date” shall have the meaning set forth in the Subscription Agreement.

(1)           “Interest Notice Due Date” means the second (2nd) Trading Day immediately prior to the applicable Interest Date.

(m)           “Interest Rate” means six percent (6.00%) per annum, as may be adjusted from time to time in accordance with Section 2.

(n)           “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(o)           Intentionally Left Blank.

(p)           “Principal Market” means the OTCQB Market.

(q)           “Required Holders” means, at any given time, the holders of a majority of the aggregate principal amount of the Convertible Debentures, outstanding as of such time (excluding any Convertible Debenture held by the Company or any of its subsidiaries).

(r)           “SEC” means the United States Securities and Exchange Commission or the successor thereto.

(s)           “Subscription Agreement” means that certain subscription agreement, dated as of the Subscription Date, by and among the Company and the initial holders of the Convertible Debentures pursuant to which the Company issued the Convertible Debentures and certain share purchase warrants, as may be amended from time to time.

(t)           “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder.

(u)           “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

22.           DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Convertible Debenture, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to the Company or its Subsidiaries.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Convertible Debenture to be duly executed as of the Issuance Date set out above.

NAKED BRAND GROUP, INC.

By:	/s/ Joel Primus
Joel Primus, President and Director

EXHIBIT I

NAKED BRAND GROUP, INC.
CONVERSION NOTICE

Reference is made to the 6% Senior Secured Convertible Debenture (the “Convertible Debenture”) issued to the undersigned by Naked Brand Group, Inc., a Nevada corporation (the “Company”). In accordance with and pursuant to the Convertible Debenture, the undersigned hereby elects to convert the Conversion Amount (as defined in the Convertible Debenture) of the Convertible Debenture indicated below into shares of Common Stock, $0.001 par value per share (the “Common Stock”), of the Company, as of the date specified below. Capitalized terms not defined herein shall have the meaning as set forth in the Convertible Debenture.

Date of Conversion:

Aggregate Principal to be converted:

Aggregate accrued and unpaid Interest and accrued and unpaid late fees with respect to such portion of the aggregate Principal and such aggregate Interest to be converted:

AGGREGATE CONVERSION AMOUNT TO BE CONVERTED:

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Convertible Debenture is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Holder:

By:

Title:

Dated:

Account Number:

(if electronic book entry transfer)

Transaction Code Number:

(if electronic book entry transfer)

Address:
(if delivery of share certificates)